EXHIBIT 32.5
Certification Pursuant to Section 1350 of Chapter 63 of Title 18
of the United States Code
I, Daniel J. Cregg, Chief Financial Officer of PSEG Power LLC, to the best of my knowledge, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Quarterly Report of PSEG Power LLC on Form 10-Q for the quarter ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PSEG Power LLC.

/s/ Daniel J. Cregg
Daniel J. Cregg
PSEG Power LLC
Chief Financial Officer
October 31, 2017